Prospectus Supplement	February 28, 2014

Putnam VT Absolute Return 500 Fund
Prospectus dated April 30, 2013

In the section Fund summary or Fund summaries, the fund’s goal is deleted in its entirety and replaced with the following:

Putnam VT Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fifth paragraph in the section What are the fund’s main investment strategies and related risks? (in the combined prospectus for the fund and the other funds in Putnam Variable Trust, the fourth paragraph under the caption “Absolute Return strategies” in the section What are each fund’s main investment strategies and related risks? ) is deleted in its entirety and replaced with the following:

The fund seeks to earn a positive return that exceeds by 500 basis points the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. The returns on U.S. Treasury bills often track inflation levels (although the returns of U.S. Treasury bills and inflation rates can diverge significantly from time to time).

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